     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2004
                                                     REGISTRATION NOS.: 33-32763
                                                                        811-5987

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933               /X/
                          PRE-EFFECTIVE AMENDMENT NO.                 / /
                        POST-EFFECTIVE AMENDMENT NO. 15               /X/
                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         /X/
                               AMENDMENT NO. 16                       /X/

                                   ----------

                                 MORGAN STANLEY
                      NEW YORK MUNICIPAL MONEY MARKET TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                 BARRY FINK, ESQ
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

       CARL FRISCHLING, ESQ.                    LEONARD B. MACKEY, JR., ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                CLIFFORD CHANCE US LLP
         919 THIRD AVENUE                              200 PARK AVENUE
     NEW YORK, NEW YORK 10022                     NEW YORK, NEW YORK 10166

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             /X/ immediately upon filing pursuant to paragraph (b)
             / / on (date) pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)
             / / on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
NEW YORK MUNICIPAL
MONEY MARKET TRUST

A MONEY MARKET FUND THAT SEEKS TO PROVIDE AS HIGH A LEVEL OF DAILY INCOME EXEMPT FROM FEDERAL AND NEW YORK INCOME TAX AS IS CONSISTENT WITH STABILITY OF PRINCIPAL AND LIQUIDITY

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 18, 2004

Contents


THE FUND

     Investment Objective                             1
     Principal Investment Strategies                  1
     Principal Risks                                  2
     Past Performance                                 3
     Fees and Expenses                                4
     Fund Management                                  4

SHAREHOLDER INFORMATION

     Pricing Fund Shares                              5
     How To Buy Shares                                5
     How To Exchange Shares                           6
     How To Sell Shares                               8
     Distributions                                   10
     Tax Consequences                                11

FINANCIAL HIGHLIGHTS                                 12

MORGAN STANLEY FUNDS                  Inside Back Cover



This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley New York Municipal Money Market Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Investment Manager generally invests substantially all of the Fund's assets in New York municipal obligations. The interest on these investments is exempt from New York state, city and federal income tax. The Investment Manager may at times purchase securities that pay interest that is exempt from federal income tax but not from New York state or city taxes. The Fund may invest any amount of its assets in securities that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.


Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, housing units, airports and highways, and schools. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities. The Fund's investments in municipal obligations may also include tender option bonds and custodial receipts.


The Fund has a fundamental policy of investing at least 80% of its assets in New York tax-exempt municipal obligations; these securities nevertheless may be subject to an "alternative minimum tax." A fundamental policy may not be changed without shareholder approval. While the Fund is

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

classified as a "non-diversified" mutual fund, it will comply with the federal diversification requirements that apply to money market funds.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state--New York--and its municipalities. Because the Fund concentrates its investments in securities issued by New York state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning the ability of New York issuers to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.


TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.


Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield, you may call
(800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994  1.78%
1995  2.84%
1996  2.53%
1997  2.68%
1998  2.53%
1999  2.29%
2000  3.15%
2001  1.90%
2002  0.64%
2003  0.27%


During the periods shown in the bar chart, the highest return for a calendar quarter was 0.85% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.03% (quarter ended September 30, 2003).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                 PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------
New York Municipal Money Market     0.27%         1.65%         2.06%


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

FEES AND EXPENSES

[GRAPHIC]

The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The table below briefly describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES


   Management Fee(1)                              0.50%
   Distribution and service (12b-1) fees          0.10%
   Other expenses                                 0.20%
   Total annual Fund operating expenses           0.80%



(1) A voluntary waiver reduced the Fund's management fee to 0.49%. Such waivers are made at the discretion of the Fund's Investment Manager.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end ofeach period based on these assumptions.


             EXPENSES OVER TIME
     ----------------------------------
     1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ----------------------------------
     $   82  $   255  $   444  $    990


FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2003 the Fund accrued total compensation to the Investment Manager (including the fee waiver) amounting to 0.49% of the Fund's average daily net assets.


[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.


MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $110 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF FEBRUARY 29, 2004.

Shareholder Information

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

MINIMUM INVESTMENT AMOUNTS


                                                  MINIMUM INVESTMENT
                                                ----------------------
   INVESTMENT OPTIONS                           INITIAL     ADDITIONAL
   -------------------------------------------------------------------
   Regular Accounts                             $ 5,000       $ 100
   -------------------------------------------------------------------
   EASYINVEST(R)
   (Automatically from your checking or
     savings account or Money Market Fund)   not available    $ 100



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley New York Municipal Money Market Trust.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

ADDITIONAL PURCHASE INFORMATION. If you are a customer of Morgan Stanley DW Inc. ("Morgan Stanley DW") or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

PLAN OF DISTRIBUTION (12b-1 FEES). The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (funds subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another Money Market Fund, No-Load Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

The current PROSPECTUS for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage
                    account.

CHECK-WRITING       You may order a supply of blank checks by contacting your
OPTION              Morgan Stanley Financial Advisor or calling (800) 869-NEWS.

                    Checks may be written in any amount not less than $500. You must sign checks exactly as your shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the checkwriting privilege.

                    Payment of check proceeds normally will be made on the next business day after we receive your check in proper form.
                    Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until 15 days after Morgan Stanley Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
BY LETTER           You may also sell your shares by writing a "letter of
                    instruction" that includes:
                    -  your account number;
                    -  the name of the Fund;
                    -  the dollar amount or the number of shares you wish to
                       sell; and
                    -  the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

SYSTEMATIC          If your investment in all of the Morgan Stanley Funds has a
WITHDRAWAL PLAN     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

                    When you sell Fund shares through the Systematic Withdrawal
                    Plan, the shares may be subject to a contingent deferred sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The
                    CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest
                    CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the prospectus of the fund that charges the CDSC for more details.


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


MONEY MARKET FUND AUTOMATIC SALE--AUTOMATIC REDEMPTION PROCEDURES. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of Fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.


EASYINVEST(R). You may invest in shares of certain other Morgan Stanley Funds by subscribing to EASYINVEST(R), an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST(R), you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Trust, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Trust will receive the proceeds for investment on the day following the sale date.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are normally exempt from federal and New York state and city income taxes--to the extent they are derived from New York municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal, New York State and New York City income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.


  FOR THE YEAR ENDED DECEMBER 31,            2003              2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period       $   1.00          $   1.00      $   1.00      $   1.00      $   1.00
                                           --------          --------      --------      --------      --------
Net income from investment operations         0.003             0.006         0.019         0.031         0.023
Less dividends from net investment income    (0.003)           (0.006)       (0.019)       (0.031)       (0.023)
                                           --------          --------      --------      --------      --------
Net asset value, end of period             $   1.00          $   1.00      $   1.00      $   1.00      $   1.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   0.27%             0.64%         1.90%         3.15%         2.29%
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses (before expense offset)               0.79%(1),(2)      0.80%(1)      0.78%(1)      0.82%(1)      0.88%(1)
Net investment income                          0.27%(2)          0.63%         1.90%         3.12%         2.25%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $ 68,086          $ 83,485      $ 75,240      $ 73,250      $ 62,009

(1) Does not reflect the effect of the expense offset of 0.01%.

(2) If the Investment Manager had not waived a portion of its investment management fee, the expense and net investment income ratios would have been 0.80% and 0.26%, respectively.

Morgan Stanley Funds

GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS


Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund


GROWTH + INCOME FUNDS


Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio


INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL--No-Load (Mutual) Fund; MM--Money Market Fund; FSC--A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL:
             DWNXX


(The Fund's Investment Company Act File No. is 811-5987)


Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C)2004 Morgan Stanley


[MORGAN STANLEY LOGO]

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS



                                                                  MORGAN STANLEY
                                                              NEW YORK MUNICIPAL
                                                              MONEY MARKET TRUST

                                                                     37906 03/04


[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                  MARCH 18, 2004



CLF # 37906PRO-00

STATEMENT OF ADDITIONAL INFORMATION                              MORGAN STANLEY

MARCH 18, 2004

                                                                 NEW YORK
                                                                 MUNICIPAL MONEY
                                                                 MARKET TRUST



     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated March 18, 2004) for the Morgan Stanley New York Municipal Money Market Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
New York Municipal Money Market Trust

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                         4
  II.  Description of the Fund and Its Investments and Risks                                4
       A. Classification                                                                    4
       B. Investment Strategies and Risks                                                   4
       C. Investment Objective/Policies/Restrictions                                       12
 III.  Management of the Fund                                                              13
       A. Board of Trustees                                                                13
       B. Management Information                                                           14
       C. Compensation                                                                     21
  IV.  Control Persons and Principal Holders of Securities                                 23
   V.  Investment Management and Other Services                                            23
       A. Investment Manager                                                               23
       B. Principal Underwriter                                                            24
       C. Services Provided by the Investment Manager                                      24
       D. Rule 12b-1 Plan                                                                  25
       E. Other Service Providers                                                          27
       F. Codes of Ethics                                                                  27
  VI.  Brokerage Allocation and Other Practices                                            28
       A. Brokerage Transactions                                                           28
       B. Commissions                                                                      28
       C. Brokerage Selection                                                              28
       D. Directed Brokerage                                                               29
       E. Regular Broker-Dealers                                                           29
 VII.  Capital Stock and Other Securities                                                  29
VIII.  Purchase, Redemption and Pricing of Shares                                          30
       A. Purchase/Redemption of Shares                                                    30
       B. Offering Price                                                                   30
  IX.  Taxation of the Fund and Shareholders                                               32
   X.  Underwriters                                                                        35
  XI.  Performance Data                                                                    35
 XII.  Financial Statements                                                                35
Appendix A  Morgan Stanley Investment Management Proxy Voting Policy and Procedures       A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley New York Municipal Money Market Trust, a registered open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1989, with the name Dean Witter/Sears New York Municipal Money Market Trust. On February 19, 1993, the Fund's name was changed to Dean Witter New York Municipal Money Market Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter New York Municipal Money Market Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley New York Municipal Money Market Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

     LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments and repurchase agreements. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-New York tax-exempt securities which satisfy the standards established for New York tax-exempt securities may be purchased by the Fund.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.


     PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from federal and New York personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.


     The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer. The Fund may not invest more than 10% of its total assets in puts at any given time.

     In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.


     CUSTODIAL RECEIPTS. The Fund may invest in custodial receipts representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

     TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed-rate coupon and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund's average portfolio maturity. There is a risk that the Fund may not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.


     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees, which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal

Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act). Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.


     However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.


     THE STATE OF NEW YORK -- SPECIAL INVESTMENT CONSIDERATIONS. As described in the PROSPECTUS, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York (the "State") that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State.

     THE NEW YORK STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Beginning in 2003, Federal and state government employment and wage statistics are being reported in accordance with the federal government's new North American Industry Classification System ("NAICS").

     SERVICES: Under NAICS, the services industries include professional and business services, education and healthcare, leisure and hospitality services and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and have a noticeably higher proportion of total jobs than does the rest of the states in the nation. With the exception of the professional and business services sector, the services industries tend to be relatively low-paying, accounting for only about one third of total State wages.

     MANUFACTURING: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     TRADE, TRANSPORTATION AND UTILITIES: As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of State nonagricultural employment, but only the third largest when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation. This sector tends to offer low-income employment, particularly within the retail trade industry.

     FINANCIAL ACTIVITIES: New York City (the "City") is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     AGRICULTURE: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     GOVERNMENT: Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of services industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     In addition to the risks associated with the national economic forecast, there also exist specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

     The September 11th terrorist attack had a more severe impact on the State economy than on that of any other state and the State's economy is only now emerging from the most recent recession. The Fund cannot predict the effects of similar events in the future on the State or national economy. These terrorist attacks and other geopolitical events, including the war in Iraq and its aftermath, have led to increased short-term market volatility and may have long-term effects on State and national economies.

     STATE BUDGETARY OUTLOOK. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003.

Accordingly, the State's Division of Budget (DOB) issued the Enacted Budget Financial Plan on May 28, 2003, that reflected final action on the 2003-04 State Budget by the Legislature.

     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. The DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time.

     Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05 and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion.

     Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations and use tax collections.

     THE STATE'S FUND STRUCTURE. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types and includes:

     - The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     - Special Revenue Funds, which receive federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     - Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

     - Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations).

     SUMMARY OF GENERAL FUND SPENDING CHANGES. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the

Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003, school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

     In addition, the net spending changes include costs that the DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump-sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

     FISCAL MANAGEMENT PLAN/FEDERAL ASSISTANCE. The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years.

     The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

     In order to manage cash flow, assure budget balance in the current fiscal year and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail nonessential spending and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban nonessential travel and restrict or terminate lower-priority capital spending and other contractual liabilities.

     - Mandating agency management plans to eliminate, consolidate, and streamline governmental services.

     -  Making significant further reductions in the State workforce.


     -  Maximizing federal aid.

     - Developing cost containment proposals that can be presented for legislative action later this year.

     As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     MID-YEAR BUDGETARY STATUS. At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

     Revenue actions enacted by the Legislature over the Governor's objection continue to perform as anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of the State's Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

     A number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.

     The DOB projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, have been treated as available for use in 2004-05.

     The Mid-Year Report reflects modest net increases in both receipts and spending of $30 million. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program
(TAP) due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updates the status of certain risks to the Financial Plan projections, including possible reductions in anticipated federal aid for the school supportive health services program.

     NEW YORK CITY. The fiscal health of the State may also be affected by the fiscal health of the City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State's constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc. in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     For the 2000-01 and 2001-02 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

     The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program included resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

     On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively.

     OTHER NEW YORK RISK FACTORS. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

     The combined state and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

     Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities.

     The creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility of the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.


C. INVESTMENT OBJECTIVE/POLICIES/RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

     1. Seek to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.


     2. Invest at least 80% of its assets in New York tax-exempt municipal obligations.


     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund MAY NOT:

     1.   Invest in common stock.

     2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

     3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of New York or its political subdivisions, or to domestic bank obligations.


     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

     6.   Purchase or sell commodities or commodity futures contracts.

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations; and (b) by investment in repurchase agreements.

     11.  Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES
     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc..

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).



                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                             POSITION(S)   LENGTH OF                                              COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT     SERVED*                PAST 5 YEARS**               BY TRUSTEE         BY TRUSTEE
---------------------------  -----------  ----------  ----------------------------------------  ----------  ------------------------
Michael Bozic (63)           Trustee      Since       Private investor; Director or Trustee         208     Director of Weirton
c/o Kramer Levin Naftalis                 April 1994  of the Retail Funds (since April 1994)                Steel Corporation.
& Frankel LLP                                         and the Institutional Funds (since July
Counsel to the                                        2003); formerly Vice Chairman of Kmart
Independent Trustees                                  Corporation (December 1998-October
919 Third Avenue                                      2000), Chairman and Chief Executive
New York, NY                                          Officer of Levitz Furniture Corporation
                                                      (November 1995-November 1998) and
                                                      President and Chief Executive Officer of
                                                      Hills Department Stores (May 1991-July
                                                      1995); formerly variously Chairman,
                                                      Chief Executive Officer, President and
                                                      Chief Operating Officer (1987-1991) of
                                                      the Sears Merchandise Group of Sears,
                                                      Roebuck & Co.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                             POSITION(S)   LENGTH OF                                              COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT     SERVED*                PAST 5 YEARS**               BY TRUSTEE         BY TRUSTEE
---------------------------  -----------  ----------  ----------------------------------------  ----------  ------------------------
Edwin J. Garn (71)           Trustee      Since       Director or Trustee of the Retail Funds       208     Director of Franklin
c/o Summit Ventures LLC                   January     (since January 1993) and the                          Covey (time management
1 Utah Center                             1993        Institutional Funds (since July 2003);                systems), BMW Bank of
201 S. Main Street                                    member of the Utah Regional Advisory                  North America, Inc.
Salt Lake City, UT                                    Board of Pacific Corp.; formerly United               (industrial loan
                                                      States Senator (R-Utah) (1974-1992) and               corporation), United
                                                      Chairman, Senate Banking Committee                    Space Alliance (joint
                                                      (1980-1986), Mayor of Salt Lake City,                 venture between Lockheed
                                                      Utah (1971-1974), Astronaut, Space                    Martin and the Boeing
                                                      Shuttle Discovery (April 12-19, 1985),                Company) and Nuskin Asia
                                                      and Vice Chairman, Huntsman Corporation               Pacific (multilevel
                                                      (chemical company).                                   marketing); member of
                                                                                                            the board of various
                                                                                                            civic and charitable
                                                                                                            organizations.

Wayne E. Hedien (70)         Trustee      Since       Retired; Director or Trustee of the           208     Director of The PMI
c/o Kramer Levin Naftalis                 September   Retail Funds (since September 1997) and               Group Inc. (private
& Frankel LLP                             1997        the Institutional Funds (since July                   mortgage insurance);
Counsel to the                                        2003); formerly associated with the                   Trustee and Vice
Independent Trustees                                  Allstate Companies (1966-1994), most                  Chairman of The Field
919 Third Avenue                                      recently as Chairman of The Allstate                  Museum of Natural
New York, NY                                          Corporation (March 1993-December 1994)                History; director of
                                                      and Chairman and Chief Executive Officer              various other business
                                                      of its wholly-owned subsidiary, Allstate              and charitable
                                                      Insurance Company (July 1989-December                 organizations.
                                                      1994).

Dr. Manuel H. Johnson (55)   Trustee      Since       Senior Partner, Johnson Smick                 208     Director of NVR, Inc.
c/o Johnson Smick                         July 1991   International, Inc., a consulting firm;               (home construction);
International, Inc.                                   Chairman of the Audit Committee and                   Chairman and Trustee of
2099 Pennsylvania                                     Director or Trustee of the Retail Funds               the Financial Accounting
Avenue, N.W.                                          (since July 1991) and the Institutional               Foundation (oversight
Suite 950                                             Funds (since July 2003); Co-Chairman and              organization of the
Washington, D.C.                                      a founder of the Group of Seven Council               Financial Accounting
                                                      (G7C), an international economic                      Standards Board);
                                                      commission; formerly Vice Chairman of                 Director of RBS
                                                      the Board of Governors of the Federal                 Greenwich Capital
                                                      Reserve System and Assistant Secretary                Holdings (financial
                                                      of the U.S. Treasury.                                 holding company).

Joseph J. Kearns (61)        Trustee      Since       President, Kearns & Associates LLC            209     Director of Electro Rent
PMB754                                    July 2003   (investment consulting); Deputy Chairman              Corporation (equipment
23852 Pacific                                         of the Audit Committee and Director or                leasing), The Ford
Coast Highway                                         Trustee of the Retail Funds (since July               Family Foundation, and
Malibu, CA                                            2003) and the Institutional Funds (since              the UCLA Foundation.
                                                      August 1994); previously Chairman of the
                                                      Audit Committee of the Institutional
                                                      Funds (October 2001-July 2003); formerly
                                                      CFO of the J. Paul Getty Trust.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                             POSITION(S)   LENGTH OF                                              COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT     SERVED*                PAST 5 YEARS**               BY TRUSTEE         BY TRUSTEE
---------------------------  -----------  ----------  ----------------------------------------  ----------  ------------------------
Michael E. Nugent (67)       Trustee      Since       General Partner of Triumph Capital,           208     Director of various
c/o Triumph Capital, L.P.                 July 1991   L.P., a private investment partnership;               business organizations.
445 Park Avenue                                       Chairman of the Insurance Committee and
New York, NY                                          Director or Trustee of the Retail Funds
                                                      (since July 1991) and the Institutional
                                                      Funds (since July 2001); formerly Vice
                                                      President, Bankers Trust Company and BT
                                                      Capital Corporation (1984-1988).

Fergus Reid (71)             Trustee      Since       Chairman of Lumelite Plastics                 209     Trustee and Director of
c/o Lumelite Plastics                     July 2003   Corporation; Chairman of the Governance               certain investment
Corporation                                           Committee and Director or Trustee of the              companies in the
85 Charles Colman Blvd.                               Retail Funds (since July 2003) and the                JPMorgan Funds complex
Pawling, NY                                           Institutional Funds (since June 1992).                managed by J.P. Morgan
                                                                                                            Investment Management
                                                                                                            Inc.



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
                             POSITION(S)   LENGTH OF                                           OVERSEEN BY
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING       MANAGEMENT  OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE      REGISTRANT     SERVED*                PAST 5 YEARS**                TRUSTEE           BY TRUSTEE
---------------------------  -----------  ----------  ---------------------------------------  -----------  ------------------------
Charles A. Fiumefreddo (70)  Chairman     Since       Chairman and Director or Trustee of the      208      None
c/o Morgan Stanley Trust     of the       July 1991   Retail Funds (since July 1991) and the
Harborside Financial         Board                    Institutional Funds (since July 2003);
Center,                      and                      formerly Chief Executive Officer of the
Plaza Two,                   Trustee                  Retail Funds (until September 2002).
Jersey City, NJ


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
                             POSITION(S)   LENGTH OF                                           OVERSEEN BY
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING       MANAGEMENT  OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE      REGISTRANT     SERVED*                PAST 5 YEARS**                TRUSTEE           BY TRUSTEE
---------------------------  -----------  ----------  ---------------------------------------  -----------  ------------------------
James F. Higgins (56)        Trustee      Since       Director or Trustee of the Retail Funds      208      Director of AXA
c/o Morgan Stanley Trust                  June 2000   (since June 2000) and the Institutional               Financial, Inc. and The
Harborside Financial                                  Funds (since July 2003); Senior Advisor               Equitable Life Assurance
Center,                                               of Morgan Stanley (since August 2000);                Society of the United
Plaza Two,                                            Director of the Distributor and Dean                  States (financial
Jersey City, NJ                                       Witter Realty Inc.; previously                        services).
                                                      President and Chief Operating Officer
                                                      of the Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000), and
                                                      President and Chief Operating Officer
                                                      of Individual Securities of Morgan
                                                      Stanley (February 1997-May 1999).

Philip J. Purcell (60)       Trustee      Since       Chairman of the Board of Directors and       208      Director of American
1585 Broadway                             April 1994  Chief Executive Officer of Morgan                     Airlines, Inc. and its
New York, NY                                          Stanley and Morgan Stanley DW Inc.;                   parent company, AMR
                                                      Director or Trustee of the Retail Funds               Corporation.
                                                      (since April 1994) and the
                                                      Institutional Funds (since July 2003);
                                                      Director of the Distributor; Chairman
                                                      of the Board of Directors and Chief
                                                      Executive Officer of Novus Credit
                                                      Services Inc.; Director and/or officer
                                                      of various Morgan Stanley subsidiaries.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                 POSITION(S)          LENGTH
  NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                           PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER          REGISTRANT           SERVED*                                 PAST 5 YEARS**
-----------------------------  ---------------  -------------------  ---------------------------------------------------------------
Mitchell M. Merin (50)         President        Since May 1999       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                          Investment Management Inc.; President, Director and Chief
New York, NY                                                         Executive Officer of the Investment Manager and Morgan Stanley
                                                                     Services; Chairman and Director of the Distributor; Chairman
                                                                     and Director of the Transfer Agent; Director of various Morgan
                                                                     Stanley subsidiaries; President of the Institutional Funds
                                                                     (since July 2003) and President of the Retail Funds (since May
                                                                     1999); Trustee (since July 2003) and President (since December
                                                                     2002) of the Van Kampen Closed-End Funds; Trustee (since May
                                                                     1999) and President (since October 2002) of the Van Kampen
                                                                     Open-End Funds.

Barry Fink (49)                Vice President   Since February 1997  General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    and General                           December 2000) of Morgan Stanley Investment Management;
New York, NY                   Counsel                               Managing Director (since December 2000), Secretary (since
                                                                     February 1997) and Director (since July 1998) of the Investment
                                                                     Manager and Morgan Stanley Services; Assistant Secretary of
                                                                     Morgan Stanley DW; Vice President of the Institutional Funds
                                                                     (since July 2003); Managing Director, Secretary and Director of
                                                                     the Distributor; previously Secretary of the Retail Funds
                                                                     (February 1997-July 2003); previously Vice President and
                                                                     Assistant General Counsel of the Investment Manager and Morgan
                                                                     Stanley Services (February 1997-December 2001).

Ronald E. Robison (65)         Executive Vice   Since April 2003     Chief Global Operations Officer and Managing Director of Morgan
1221 Avenue of the Americas    President and                         Stanley Investment Management Inc.; Managing Director of Morgan
New York, NY                   Principal                             Stanley & Co. Incorporated; Managing Director of Morgan
                               Executive                             Stanley; Managing Director, Chief Administrative Officer and
                               Officer                               Director of the Investment Manager and Morgan Stanley Services;
                                                                     Chief Executive Officer and Director of the Transfer Agent;
                                                                     Managing Director and Director of the Distributor; Executive
                                                                     Vice President and Principal Executive Officer of the
                                                                     Institutional Funds (since July 2003); previously President
                                                                     (March 2001-July 2003) and Director of the Institutional Funds
                                                                     (March 2001-July 2003).

Joseph J. McAlinden (61)       Vice President   Since July 1995      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                          Investment Manager and Morgan Stanley Investment Management
New York, NY                                                         Inc.; Director of the Transfer Agent, Chief Investment Officer
                                                                     of the Van Kampen Funds; Vice President of the Institutional
                                                                     Funds (since July 2003) and the Retail Funds (since July 1995).

Stefanie V. Chang (37)         Vice President   Since July 2003      Executive Director of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                          Morgan Stanley Investment Management Inc. and Vice President of
New York, NY                                                         the Institutional Funds (since December 1997) and the Retail
                                                                     Funds (since July 2003); formerly practiced law with the New
                                                                     York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (38)          Treasurer and    Treasurer since      Executive Director of the Investment Manager and Morgan Stanley
c/o Morgan Stanley Trust       Chief Financial  July 2003 and Chief  Services (since December 2001); previously Vice President of
Harborside Financial Center,   Officer          Financial Officer    the Retail Funds (September 2002-July 2003); previously Vice
Plaza Two,                                      since                President of the Investment Manager and Morgan Stanley Services
Jersey City, NJ                                 September 2002       (August 2000-November 2001) and Senior Manager at
                                                                     PricewaterhouseCoopers LLP (January 1998-August 2000).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                 POSITION(S)          LENGTH
  NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                           PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER          REGISTRANT           SERVED*                                 PAST 5 YEARS**
-----------------------------  ---------------  -------------------  ---------------------------------------------------------------
Thomas F. Caloia (58)          Vice President   Since July 2003      Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                             Treasurer of the Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                         Stanley Services; previously Treasurer of the Retail Funds
Plaza Two,                                                           (April 1989-July 2003); formerly First Vice President of the
Jersey City, NJ                                                      Investment Manager, the Distributor and Morgan Stanley
                                                                     Services.

Mary E. Mullin (37)            Secretary        Since July 2003      Executive Director of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                          Morgan Stanley Investment Management Inc.; Secretary of the
New York, NY                                                         Institutional Funds (since June 1999) and the Retail Funds
                                                                     (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                     Meagher & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                        (AS OF DECEMBER 31, 2003)
-------------------------   ---------------------------------------------   ----------------------------------------------
INDEPENDENT:
Michael Bozic                                    None                                        over $100,000
Edwin J. Garn                                    None                                        over $100,000
Wayne E. Hedien                                  None                                        over $100,000
Dr. Manuel H. Johnson                            None                                        over $100,000
Joseph J. Kearns                                 None                                             None
Michael E. Nugent                                None                                        over $100,000
Fergus Reid                                      None                                             None

INTERESTED:
Charles A. Fiumefreddo                           None                                        over $100,000
James F. Higgins                                 None                                        over $100,000
Philip J. Purcell                                None                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

     The Boards have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                                     AGGREGATE
                                                                    COMPENSATION
NAME OF TRUSTEE                                                      FROM FUND
---------------                                                    -------------
Michael Bozic(1)(3)                                                  $  1,002
Charles A. Fiumefreddo*(2)                                              3,079
Edwin J. Garn(1)(3)                                                     1,002
Wayne E. Hedien(1)(2)                                                   1,002
James F. Higgins*                                                           0
Manuel H. Johnson(1)                                                    1,452
Joseph J. Kearns(1)                                                        42
Michael Nugent(1)(2)                                                    1,300
Phillip J. Purcell*                                                         0
Fergus Reid(1)(3)                                                          42


----------

(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

      The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                              NUMBER OF
                                          PORTFOLIOS IN THE
                                             FUND COMPLEX     TOTAL COMPENSATION
                                            FROM WHICH THE      FROM THE FUND
                                           TRUSTEE RECEIVED    COMPLEX PAYABLE
NAME OF TRUSTEE                             COMPENSATION         TO TRUSTEES
---------------                           -----------------   ------------------
Michael Bozic                                    208             $  164,400
Charles A. Fiumefreddo                           208                360,000
Edwin J. Garn                                    208                164,400
Wayne E. Hedien                                  208                164,300
James F. Higgins                                 208                      0
Dr. Manuel H. Johnson                            208                228,213
Joseph J. Kearns(1)                              209                161,168
Michael E. Nugent                                208                272,691
Phillip J. Purcell                               208                      0
Fergus Reid(1)                                   209                143,757


----------

(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2003 and by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended December 31, 2003 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                       RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                         FUND EXPENSES BY THE FUND           RETIREMENTFROM THE FUND(1)
                                      ---------------------------------   -----------------------------------
                                                        BY ALL ADOPTING                     FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE             BY THE FUND          FUNDS         FROM THE FUND          FUNDS
---------------------------           ---------------   ---------------   ---------------   -----------------
Michael Bozic                            $  404          $ 19,842          $    967           $  47,838
Edwin J. Garn                               698            35,306               967              47,877
Wayne E. Hedien                             790            38,649               823              40,839
Dr. Manuel H. Johnson                       399            20,125             1,420              70,050
Michael E. Nugent                           709            36,265             1,269              62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 1, 2004 no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.

     For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $421,744, $408,808 and $371,122, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment

Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The Investment Manager compensates Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from a Morgan Stanley Open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been held for at least one year. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     Morgan Stanley DW Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     The Fund reimbursed $71,874 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the fiscal year ended December 31, 2003. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing prospectuses to other than current shareholders -- $0; (iii) compensation to underwriters -- $0; (iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and
(vi) other, which includes payment to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $71,874. No payments under the Plan were made for interest, carrying or other financing charges.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's distribution method and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no such brokerage commissions or concessions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2003, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


     The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share;
(b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.


     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

     The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. As permitted by the Rule, the Trustees have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


     Also, as required by the Rule, the Fund will limit its investments in securities, other than government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) no more than 5% of the Fund's assets may be invested in the Eligible Securities of any one issuer that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality.


     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter-end of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation will be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable is exempt from federal and New York State and New York City income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


     The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form or ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of shares of the Fund for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is generally not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

     NEW YORK STATE AND CITY TAX


     To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

     Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

     Shareholders who are New York residents will normally be subject to federal, New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.


X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. PERFORMANCE DATA

     The Fund's yield for the seven days ended December 31, 2003 was 0.31%. The seven-day effective yield on December 31, 2003 was 0.31% assuming daily compounding.

     Based upon a combined federal and New York personal income tax bracket of 40.01%, the Fund's tax-equivalent yield for the seven days ended December 31, 2003 was 0.52%.


XII. FINANCIAL STATEMENTS


     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003


PRINCIPAL
AMOUNT IN                                                                                 COUPON      DEMAND
THOUSANDS                                                                                  RATE+       DATE*         VALUE
------------------------------------------------------------------------------------------------------------------------------
              New York Tax-Exempt Short-Term Variable Rate Municipal Obligations (77.3%)
              Jay Street Development Corporation,
$  1,500        Fiscal 2001 Ser A-1                                                         1.10%    01/08/04    $   1,500,000
     300        Fiscal 2001 Ser A-2                                                         1.15     01/02/04          300,000
   1,600        Fiscal 2001 Ser A-3                                                         1.08     01/08/04        1,600,000
              Long Island Power Authority,
   1,900        Electric Ser 7 Subser 7B (MBIA)                                             1.10     01/08/04        1,900,000
   1,500        Electric System Subser 1A                                                   1.12     01/08/04        1,500,000
   1,900      Nassau County Interim Finance Authority,
               Sales Tax Ser 2002 B (FSA)                                                   1.10     01/08/04        1,900,000
              New York City,
   1,000        Fiscal 1994 Ser H Subser H-3 (FSA)                                          1.27     01/02/04        1,000,000
     200        Fiscal 2002 Subser A-7 (Ambac)                                              1.15     01/02/04          200,000
              New York City Cultural Resources Trust,
   1,000        Alvin Ailey Dance Foundation Ser 2003                                       1.02     01/08/04        1,000,000
   2,000        Solomon R. Guggenheim Foundation Ser 1990 B                                 1.27     01/02/04        2,000,000
   3,000      New York City Housing Development Corporation,
               James Tower Development 2002 Ser A                                           1.04     01/08/04        3,000,000
              New York City Industrial Development Agency,
     350        Lycee Francais De New York Ser B                                            1.27     01/02/04          350,000
   1,000        National Audubon Society Inc Ser 1989                                       1.27     01/02/04        1,000,000
   2,800      New York City Municipal Water Finance Authority,
               Fiscal 2003 Sub-Ser C-3                                                      1.27     01/02/04        2,800,000
   3,200      New York City Transitional Finance Authority,
               Recovery Fiscal 2003 Ser 1 Subser 1E                                         1.11     01/08/04        3,200,000
   1,500      New York State, Ser 2000 A                                                    1.05     10/07/04        1,500,000
              New York State Dormitory Authority,
   1,000        Cornell University Ser 1990 B                                               1.27     01/02/04        1,000,000
   2,000        Mental Health Services Facilities
                 Ser 2003D-2D (Ambac)                                                       1.20     01/08/04        2,000,000
     750        The Metropolitan Museum of Art Ser A                                        1.10     01/08/04          750,000
   1,500        The New York Public Library Ser 1998 B (MBIA)                               1.10     01/08/04        1,500,000
   3,000      New York State Energy Research & Development
               Authority, Keyspan Energy Co Ser 1997 A (AMT)                                1.15     01/08/04        3,000,000
   1,500      New York State Environmental Quality, Ser 1998 G                              1.03     10/01/04        1,500,000


                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                                 COUPON      DEMAND
THOUSANDS                                                                                  RATE+       DATE*         VALUE
------------------------------------------------------------------------------------------------------------------------------
              New York State Housing Finance Agency,
$  3,400        150 East 44th Street 2000 Ser A (AMT)                                       1.09%    01/08/04    $   3,400,000
   3,200        750 Sixth Avenue 1998 Ser A (AMT)                                           1.15     01/08/04        3,200,000
   1,500        Historic Front Street 2003 Ser A                                            1.18     01/08/04        1,500,000
   3,000      New York State Local Government Assistance
               Corporation, Sub Lien Ser 2003 A-7V (FGIC)                                   1.08     01/08/04        3,000,000
   3,000      Oneida Indian Nation of New York, Ser 2002                                    1.10     01/08/04        3,000,000
   3,000      Suffolk County Water Authority, Ser 2003 BANs                                 1.08     01/08/04        3,000,000
   1,000      Yonkers Industrial Development Agency,
               Consumers Union, Ser 1989                                                    1.12     01/08/04        1,000,000
                                                                                                                 -------------
              Total New York Tax-Exempt Short-Term Variable Rate Municipal Obligations
               (COST $52,600,000)                                                                                   52,600,000
                                                                                                                 -------------



                                                                                                       YIELD TO
                                                                                                       MATURITY
                                                                                 COUPON    MATURITY   ON DATE OF
                                                                                  RATE       DATE      PURCHASE
                                                                                 ------    --------   ----------
              New York Tax-Exempt Commercial Paper (11.0%)
              New York State,
   1,000        Environmental Quality Ser 1997 A                                   1.05%   01/27/04         1.05%        1,000,000
   1,000        Environmental Quality Ser 1997 A                                   1.03    02/18/04         1.03         1,000,000
   1,500      New York State Dormitory Authority,
               Columbia University 1997 Issue                                      1.03    02/12/04         1.03         1,500,000
   1,500      New York State Power Authority, Ser 1                                1.05    01/15/04         1.05         1,500,000

              Puerto Rico
              Puerto Rico Government Development Bank,
   1,000        Ser 1986                                                           0.95    01/14/04         0.95         1,000,000
   1,500        Ser 1986                                                           0.90    01/28/04         0.90         1,500,000
                                                                                                                    --------------
              Total New York Tax-Exempt Commercial Paper
               (COST $7,500,000)                                                                                         7,500,000
                                                                                                                    --------------


                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                        YIELD TO
PRINCIPAL                                                                                              MATURITY
AMOUNT IN                                                                        COUPON    MATURITY   ON DATE OF
THOUSANDS                                                                          RATE      DATE      PURCHASE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
              New York Tax-Exempt Short-Term Municipal Notes (12.5%)
$  2,500      Erie County, 2003-2004 Ser A RANs, dtd 06/24/03                      1.50%   06/23/04         0.90%   $    2,507,067
   2,000      Middle Country Central School District,
               Ser 2003 TANs, dtd 06/26/03                                         1.25    06/25/04         0.90         2,003,327
   2,000      Plainview - Old Bethpage Central School District,
               Ser 2003-2004 TANs, dtd 07/08/03                                    1.50    06/30/04         0.90         2,005,875
   1,000      Yonkers, Ser 2003-2004 A RANs, dtd 07/22/03                          2.00    05/14/04         0.94         1,003,849

              Puerto Rico
   1,000      Puerto Rico, Ser 2004 TRANs, dtd 10/15/03                            2.00    07/30/04         1.00         1,005,731
                                                                                                                    --------------
              Total New York Tax-Exempt Short-Term Municipal Notes
               (COST $8,525,849)                                                                                         8,525,849
                                                                                                                    --------------
              Total Investments
               (COST $68,625,849) (a)                                                                      100.8%       68,625,849
              Liabilities in Excess of Other Assets                                                         (0.8)         (539,867)
                                                                                                   -------------    --------------
              Net Assets                                                                                   100.0%   $   68,085,982
                                                                                                   =============    ==============

----------
    AMT       ALTERNATIVE MINIMUM TAX.
    BANs      BOND ANTICIPATION NOTES.
    RANs      REVENUE ANTICIPATION NOTES.
    TANs      TAX ANTICIPATION NOTES.
    TRANs     TAX AND REVENUE ANTICIPATION NOTES.
     +        RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31, 2003.
     *        DATE ON WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH
              DEMAND.
    (a)       COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

BOND INSURANCE:
    Ambac     AMBAC ASSURANCE CORPORATION.
    FGIC      FINANCIAL GUARANTY INSURANCE COMPANY.
    FSA       FINANCIAL SECURITY ASSURANCE INC.
    MBIA      MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

DECEMBER 31, 2003

Assets:
Investments in securities, at value (cost $68,625,849)                                  $  68,625,849
Cash                                                                                           36,709
Interest receivable                                                                           120,608
Prepaid expenses                                                                                9,545
                                                                                        -------------
     Total Assets                                                                          68,792,711
                                                                                        -------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed                                                      580,411
  Investment management fee                                                                    32,482
  Distribution fee                                                                              6,497
Accrued expenses                                                                               87,339
                                                                                        -------------
     Total Liabilities                                                                        706,729
                                                                                        -------------
     Net Assets                                                                         $  68,085,982
                                                                                        =============
Composition of Net Assets:
Paid-in-capital                                                                         $  68,085,389
Accumulated undistributed net investment income                                                   593
                                                                                        -------------
     Net Assets                                                                         $  68,085,982
                                                                                        =============
Net Asset Value Per Share,
     68,085,916 shares outstanding (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)      $        1.00
                                                                                        =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 2003

Net Investment Income:
Interest Income                                                    $     774,479
                                                                   -------------
Expenses
Investment management fee                                                371,122
Distribution fee                                                          71,874
Professional fees                                                         46,042
Transfer agent fees and expenses                                          37,187
Shareholder reports and notices                                           34,746
Trustees' fees and expenses                                               16,078
Custodian fees                                                             6,407
Other                                                                      8,481
                                                                   -------------
     Total Expenses                                                      591,937
                                                                   -------------
Less: amounts waived                                                      (8,531)
Less: expense offset                                                      (6,387)
                                                                   -------------
     Net Expenses                                                        577,019
                                                                   -------------
Net Investment Income                                              $     197,460
                                                                   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                     FOR THE YEAR        FOR THE YEAR
                                                                                         ENDED               ENDED
                                                                                   DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                   -----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                              $         197,460    $         517,377
Dividends to shareholders from net investment income                                        (197,469)            (517,356)
Net increase (decrease) from transactions in shares of beneficial interest               (15,398,751)           8,244,805
                                                                                   -----------------    -----------------

     Net Increase (Decrease)                                                             (15,398,760)           8,244,826
Net Assets:
Beginning of period                                                                       83,484,742           75,239,916
                                                                                   -----------------    -----------------
End of Period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$593 AND $602, RESPECTIVELY)                                                       $      68,085,982    $      83,484,742
                                                                                   =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

1. Organization and Accounting Policies
Morgan Stanley New York Municipal Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989, and commenced operations on March 20, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding

$2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

For the year ended December 31, 2003, the Investment Manager voluntarily waived $8,531 of its fee.

3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 2003, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 2003, aggregated $223,102,725 and $238,218,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $500.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended December 31, 2003, included in Trustees' fees and expenses in the Statement of Operations amounted to $6,848. At December 31, 2003, the Fund had an accrued pension liability of $57,813, which is included in accrued expenses in the Statement of Assets and Liabilities.

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003, and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                       FOR THE YEAR         FOR THE YEAR
                                                           ENDED                ENDED
                                                     DECEMBER 31, 2003    DECEMBER 31, 2002
                                                     -----------------    -----------------
Shares sold                                                165,036,737          164,932,163
Shares issued in reinvestment of dividends                     197,469              517,356
                                                     -----------------    -----------------
                                                           165,234,206          165,449,519
Shares redeemed                                           (180,632,957)        (157,204,714)
                                                     -----------------    -----------------
Net increase (decrease) in shares outstanding              (15,398,751)           8,244,805
                                                     =================    =================

6. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

7. Legal Matters
The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------------
                                            2003                2002             2001             2000             1999
                                          ---------           ---------        ---------        ---------        ---------
Selected Per Share Data:
Net asset value, beginning of period      $    1.00           $    1.00        $    1.00        $    1.00        $    1.00
                                          ---------           ---------        ---------        ---------        ---------

Net income from investment
 operations                                   0.003               0.006            0.019            0.031            0.023
Less dividends from net investment
 income                                      (0.003)             (0.006)          (0.019)          (0.031)          (0.023)
                                          ---------           ---------        ---------        ---------        ---------
Net asset value, end of period            $    1.00           $    1.00        $    1.00        $    1.00        $    1.00
                                          =========           =========        =========        =========        =========

Total Return                                   0.27%               0.64%            1.90%            3.15%            2.29%

Ratios to Average Net Assets:
Expenses (before expense offset)               0.79%(1)(2)         0.80%(1)         0.78%(1)         0.82%(1)         0.88%(1)
Net investment income                          0.27%(2)            0.63%            1.90%            3.12%            2.25%

Supplemental Data:
Net assets, end of period, in thousands   $  68,086           $  83,485        $  75,240        $  73,250        $  62,009

----------
(1) DOES NOT REFLECT THE EFFECT OF THE EXPENSE OFFSET OF 0.01%.
(2) IF THE INVESTMENT MANAGER HAD NOT WAIVED A PORTION OF ITS INVESTMENT MANAGEMENT FEE, THE EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.80% AND 0.26%, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley New York Municipal Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley New York Municipal Money Market Trust (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley New York Municipal Money Market Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 11, 2004


                       2003 FEDERAL TAX NOTICE (UNAUDITED)

          For the year ended December 31,2003, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT
           PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Selection or ratification of auditors.

      - Approval of financial statements, director and auditor reports.

      - Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      - General updating/corrective amendments to the charter.

      - Elimination of cumulative voting.

      - Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      - Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      - Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      -  Creation of "blank check" preferred stock.

      -  Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)    Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

   ANTI-TAKEOVER PROVISIONS

      -  Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -  Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -  Confidential voting.

      -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -  Proposals that limit tenure of directors.

      -  Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -  Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      -  Proposals that limit retirement benefits or executive compensation.

      -  Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -  Requiring shareholder approval of golden parachutes.

      -  Elimination of certain anti-takeover related provisions.

      -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      -  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE
   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d) The Committee will meet on an ad hoc basis to (among other matters):
          (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

              MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

a(1). Declaration of Trust of the Registrant, dated December 27, 1989, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

a(2). Amendment to the Declaration of Trust of the Registrant, dated February 19, 1993, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

a(3). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1999.

a(4). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 2002.

b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

c.        Not applicable.

d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1999.

e(1). Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated May 31, 1997, is incorporated by reference to
          Exhibit 6 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 26, 1998.

e(2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

f. Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 2000.

g(1). Custodian Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 23, 1996.

g(2). Amendment to the Custodian Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 24, 1997.

g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 2002.

g(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 26, 2002.

h(1). Amended and Restated Transfer Agency Agreement, dated September 1, 2000 between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 2001.

h(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 26, 1999.

i(1). Opinion of Sheldon Curtis, Esq., dated March 1, 1990, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 2000.

i(2). Opinion of Gaston & Snow LLP, Massachusetts Counsel, dated March 1, 1990, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 2000.

j.        Consent of Independent Auditors, filed herein.

k.        Not applicable.

l.        Not applicable.

m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on February 26, 1998.

n.        Not Applicable

o.        Not Applicable

p(1). Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit p(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on February 25, 2003.

p(2). Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit p(2) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on February 25, 2003.

Other.    Powers of Attorney dated January 30, 2004, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS              INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------------   ----------------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer          Management; Chairman and Director of Morgan Stanley Distributors;
and Director                                Chairman and Director of Morgan Stanley Trust; President, Chief
                                            Executive Officer and Director of Morgan Stanley Services; President
                                            of the Morgan Stanley Retail Funds and the Institutional Funds;
                                            Director of Morgan Stanley Investment Management Inc.; Director of
                                            various Morgan Stanley subsidiaries; Trustee, President and Chief
                                            Executive Officer of the Van Kampen Open-End Funds; President and
                                            Chief Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley Investment
Managing Director,                          Management; Managing Director and Director of Morgan Stanley
and Director                                Services; Managing Director, Secretary, and Director of Morgan
                                            Stanley Distributors; Vice President and General Counsel of the
                                            Morgan Stanley Funds.

A. Thomas Smith III                         Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                       Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                           Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief                    Morgan Stanley Services; Chief Executive Officer and Director of
Administrative Officer and                  Morgan Stanley Trust; Managing Director of the Distributor; Executive
Director                                    Vice President and Principal Executive Officer of the Morgan Stanley
                                            Funds.

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                           and Morgan Stanley Investment Management Limited; Vice President
                                            and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-Investments of
Managing Director and Chief                 Morgan Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                           President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                            Executive Director of Morgan Stanley Services; Vice President and
Executive Director                          Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Mid-Cap Value Fund

(45) Morgan Stanley Multi-State Municipal Series Trust

(46) Morgan Stanley Nasdaq-100 Index Fund

(47) Morgan Stanley Natural Resource Development Securities Inc.

(48) Morgan Stanley New York Municipal Money Market Trust

(49) Morgan Stanley New York Tax-Free Income Fund

(50) Morgan Stanley Pacific Growth Fund Inc.

(51) Morgan Stanley Prime Income Trust

(52) Morgan Stanley Quality Income Trust

(53) Morgan Stanley Real Estate Fund

(54) Morgan Stanley S&P 500 Index Fund

(55) Morgan Stanley Select Dimensions Investment Series

(56) Morgan Stanley Small-Mid Special Value Fund

(57) Morgan Stanley Special Growth Fund

(58) Morgan Stanley Special Value Fund

(59) Morgan Stanley Strategist Fund

(60) Morgan Stanley Tax-Exempt Securities Trust

(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund

(63) Morgan Stanley Total Return Trust

(64) Morgan Stanley U.S. Government Money Market Trust

(65) Morgan Stanley U.S. Government Securities Trust

(66) Morgan Stanley Utilities Fund

(67) Morgan Stanley Value-Added Market Series

(68) Morgan Stanley Value Fund

(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                   ------------------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini            Executive Director and Financial Operations
                                  Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March, 2004.

                                   MORGAN STANLEY NEW YORK MUNICIPAL MONEY
                                   MARKET TRUST

                                     By:          /s/ BARRY FINK
                                         ---------------------------------------
                                                  Barry Fink
                                                  VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.

                           SIGNATURES                                       TITLE                      DATE
                           ----------                                       -----                      ----
(1) Principal Executive Officer                           Executive Vice President and
                                                          Principal Executive Officer


By:               /s/ RONALD E. ROBISON
    ---------------------------------------------------
                  Ronald E. Robison                                                                  03/18/04


(2) Principal Financial Officer                           Chief Financial Officer


By:               /s/ FRANCIS J. SMITH
    ---------------------------------------------------
                  Francis J. Smith                                                                   03/18/04


(3)  Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins


By:               /s/ BARRY FINK
    ---------------------------------------------------
                  Barry Fink                                                                         03/18/04
                  Attorney-in-Fact


    Michael Bozic                   Manuel H. Johnson
    Edwin J. Garn                   Joseph J. Kearns
    Wayne E. Hedien                 Michael E. Nugent
                                    Fergus Reid


By:               /s/ CARL FRISCHLING
    ---------------------------------------------------
                  Carl Frischling                                                                    03/18/04
                  Attorney-in-Fact

              MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST

                                  EXHIBIT INDEX


b.      --     Amended and Restated By-Laws, dated April 24, 2003.

j.      --     Consent of Independent Auditors

Other.  --     Powers of Attorney for Trustees, dated January 30, 2004.